UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2016
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 13, 2016, pursuant to the terms of the Contribution and Distribution Agreement, by and among the The Scotts Miracle-Gro Company (the “Company”) and TruGreen Holding Corporation (“TruGreen Holdings”), the Company completed the contribution of the Scotts LawnService® business (the “SLS Business”) to a newly formed subsidiary of TruGreen Holdings (the “Joint Venture”) in exchange for a minority equity interest of approximately 30% in the Joint Venture. As a result, effective in its second quarter of fiscal 2016, the Company classified its results of operations for the SLS Business as a discontinued operation for all periods presented in its Quarterly Report on Form 10-Q for the period ended April 2, 2016.
On May 11, 2016 and August 10, 2016, the Company filed its Quarterly Reports on Form 10-Q for the periods ended April 2, 2016 and July 2, 2016, respectively, reflecting the SLS Business as a discontinued operation. The Company’s historical results, including reportable segments, were revised to reflect the reclassification of the SLS Business as a discontinued operation.
The Company is furnishing this information to provide additional historical financial results reflecting the SLS Business as a discontinued operation. Attached hereto as Exhibit 99.1 are the following unaudited condensed consolidated selected financial data of the Company:

•	Reported, adjusted and pro forma adjusted annual results of operations for fiscal 2015, 2014, 2013, 2012 and 2011;

•	Reported, adjusted and pro forma adjusted results of operations for the first quarter of fiscal 2016;

•	Reported, adjusted and pro forma adjusted quarterly results of operations for fiscal 2015 and 2014;

•	Net Sales and Income (Loss) from Continuing Operations before Income Taxes by Segment by quarter and on an annual basis for fiscal 2015 and 2014.
This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and other Company filings with the Securities and Exchange Commission.
Item 9.01. Financial Statements and Exhibits.
(a)     Financial statements of businesses acquired:
    Not applicable.
(b)     Pro forma financial information:
    Not applicable.
(c)     Shell company transactions:
    Not applicable.
(d)     Exhibits:

Exhibit No.	Description
99.1	Unaudited Condensed, Consolidated Selected Financial Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	August 31, 2016	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated August 31, 2016
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	Unaudited Condensed, Consolidated Selected Financial Data